U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

Equus Total Return, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19509 76-0345915

(Commission File Number) (I.R.S. Employer Identification No.)

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (713) 529-0900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 11, 2008, Equus Total Return, Inc. (the "Fund") issued a press release correcting its November 10, 2008 announcement of a fourth quarter dividend for 2008 (specifically noting that the stock to be issued in the dividend will be valued at the average closing market price of the Fund for the ten trading days ending December 15, 2008). The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated November 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUUS TOTAL RETURN, INC.

Dated: November 12, 2008	By:	/s/ L'Sheryl D. Hudson
L'Sheryl D. Hudson Vice President and Chief Financial Officer